UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2005

                               AMERICA ASIA CORP.
             (Exact name of registrant as specified in its charter)

Nevada                         000-20598                      75-2293489
(State or other               (Commission                   (IRS Employer
jurisdiction                  File Number)                Identification No.)
of incorporation)

                5527 142nd Avenue SE Bellevue, WA 98006
      (Address of principal executive offices)

      Registrant's telephone number, including area code:  425-646-8500

        Suite 402, 105 Elm Street, Old Saybrook, Connecticut      06475
          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

NOT APPLICABLE

Item 1.02.  Termination of a Material Definitive Agreement

NOT APPLICABLE

Item 1.03.  Bankruptcy or Receivership.

NOT APPLICABLE

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

See Item 1.01, above, regarding the rescission of the acquisition through an exchange of stock with stockholders of The Chirico Group.

Item 2.02 Results of Operations and Financial Condition.

NOT APPLICABLE

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

NOT APPLICABLE

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement.

NOT APPLICABLE

Item 2.05 Costs Associated with Exit or Disposal Activities.

NOT APPLICABLE

Item 2.06 Material Impairments.

NOT APPLICABLE

Section 3 - Securities and Trading Markets.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

NOT APPLICABLE

Item 3.02.  Unregistered Sales of Equity Securities.

NOT APPLICABLE

Item 3.03 Material Modification to Rights of Security Holders.

NOT APPLICABLE

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountants.

NOT APPLICABLE

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

NOT APPLICABLE

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On August 29, 2005, Anthony Chirico sold his entire ownership in America Asia, consisting of 40 million shares of common stock, to Investors Group. Following the sale, the board of directors elected Joseph Mikacevich as [a] director[s] of America Asia followed by the resignation of those directors. Following the resignation of the then incumbent directors, the newly elected director[s] approved the spin off of America Asia's wholly owned subsidiary, The
Chirico Group, Inc., to Mr. Chirico.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) NOT APPLICABLE

(b) NOT APPLICABLE

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
NOT APPLICABLE

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

NOT APPLICABLE

Section 6 [Reserved]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

NOT APPLICABLE

Section 8 - Other Events

Item 8.01 Other Events

Litigation

NOT APPLICABLE

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

NOT APPLICABLE

(b) Pro forma financial information.

NOT APPLICABLE

(c) Exhibits

NOT APPLICABLE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America Asia Corp.

By: /s/ Joseph Mikacevich

Joseph Mikacevich, President
(Principal executive and operating officer)